UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2023, the Company issued a press release announcing its financial results and operational highlights for the Company’s first quarter ended April 2, 2023. A copy of the press release is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

The information under Item 2.02 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended (the Securities Act"), expect as expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company: (1) elected two Class II directors for three-year terms; and (2) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2023. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2023 (the “Proxy Statement”).

The final voting results on the proposals considered at the Annual Meeting are set forth below.

1.
Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2023 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, with the voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James D. Coady	77,035,562	21,235,761	3,664,169
Ginger M. Jones	76,809,022	21,462,301	3,664,169

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2023 was ratified, with the voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,908,523	25,958	1,011	--

Item 7.01	Regulation FD Disclosure.

On March 9, 2023, the Company made available an investor presentation with supplemental information on investor.holley.com under the “Events & Presentations” link. A copy of the investor presentation is furnished as Exhibit 99.2 to this Report and incorporated herein by reference.

The information under Item 7.01 of this Report, including Exhibit 99.2, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 11, 2023
99.2	Investor Presentation dated May 11, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Jesse Weaver
Name: Jesse Weaver
Date: May 11, 2023		Title: Chief Financial Officer